Exhibit 10.4


                                 AGREEMENT TO LEASE

This agreement made this 1st day of January, between Will Cowdell and Choice Waste System Holdings, Inc. considering property address of 1150 Bell Avenue Ft. Pierec, FL 34982.

Lessor does hereby agree to grant, demise and let; and, Lessee does hereby agree to take occupancy of the property with appurtenances, from the first day of January, 2003 at the rent or sum of $1050.00 per month.

Dollars ($1050.00), to be paid as follows: Monthly by the first of each month.

It is further agreed that the lease herein provided for shall be executed by the parties hereto on the day of January 1, 2003.

It is further agreed that in the event that the lease herein provided for shall be executed, then and in such case the Lessor shall give, and the Lessee shall take, possession of said premises on the day of, and the rent to be reserved in the said agreement herein provided for shall commence and be payable from said last mentioned date.

It is further agreed that, in the event that either party hereto shall neglect, refuse or in any way fail to execute the lease herein provided for, at said time and place, then the party in default shall pay to the other party the sum of Dollars ($3150.00) as liquidated damages and not as a penalty.

It is further agreed that these presents shall operate only as an agreement to lease, and not as a lease.

IN WITNESS WHEREOF, the parties hereto sign their names.

/s/ N. Aponte                                              /s/ Gary Griffith
-----------------------------------         -----------------------------------
 Witness                                for  Choice Waste System Holdings, Inc.
                                                                Lessee

/s/ N. Aponte                                                 /s/ Will Cowdell
-----------------------------------         -----------------------------------
Witness                                                         Lessor

1-1-03                                                            1-1-03
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Date                                                             Date